FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2013
FIXED ASSETS, NET
FIXED ASSETS, NET

6.                                      FIXED ASSETS, NET

Fixed assets consist of the following:

	December 31,
	2012	2013

Media display equipment	$22,038,529	$22,953,084
Computers and office equipment	3,705,490	3,985,559
Motor vehicles	611,559	627,343
Leasehold improvements	2,141,980	2,222,623
Sub-total	28,497,558	29,788,609
Less: accumulated depreciation and amortization	(17,715,392)	(21,904,703)
	$10,782,166	$7,883,906

Depreciation and amortization expense was $4,777,754, $4,620,658 and $4,112,181 for the years ended December 31, 2011, 2012 and 2013, respectively.

Included in media display equipment are assembly in progress of $1,069,112 and $721,496 as of December 31, 2012 and 2013, respectively.  These assets are expected to be placed in service in the following year.